LEASES	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
LEASES

NOTE 9:LEASES

The Company entered into operating leases primarily for offices. The leases have remaining lease terms of up to 6.5 years, some of which may include options to extend the leases for up to an additional 8 years.

The components of operating lease costs were as follows:

Year ended December 31, 2019

Operating lease cost	$5,897
Short-term lease cost	733
Variable lease cost	1,014
Sublease income	(279)

Total net lease costs	$7,365

Supplemental balance sheet information related to operating leases is as follows:

As of December 31, 2019

Operating lease ROU assets	$22,484
Operating lease liabilities, current	$5,925
Operating lease liabilities, long-term	$18,579
Weighted average remaining lease term (in years)	4.8
Weighted average discount rate	1.7%

F - 30

CYBERARK SOFTWARE LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data and unless otherwise indicated)

NOTE 9:LEASES (Cont.)

Minimum lease payments for the Company’s ROU assets over the remaining lease periods as of December 31, 2019, are as follows:

As of December 31, 2019

2020	$5,973
2021	5,644
2022	5,501
2023	4,695
2024	3,119
Thereafter	587

Total undiscounted lease payments	$25,519
Less: imputed interest	(1,015)

Present value of lease liabilities	$24,504

As of December 31, 2019, the Company has an additional operating lease commitment of $1.8 million for an extension to the offices in Israel, which has not yet commenced. The operating lease commitment will commence on April 1, 2020, with a lease term of approximately four years.